UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-1550 (Commission File Number)	04-1923360 (IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 980-636-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 23, 2013, Chiquita Brands International, Inc. (the “Company”) announced the appointment of Rick P. Frier as Senior Vice President and Chief Financial Officer. Mr. Frier will assume his new position immediately upon the filing of the Company’s first quarter report on Form 10-Q (the “Effective Date”), and will serve as Senior Vice President, Finance until that time. Mr. Frier will succeed Brian W. Kocher as Chief Financial Officer who, as previously announced, will become Senior Vice President and Chief Operating Officer on the Effective Date.
Mr. Frier, age 51, has been Director, Executive Vice President and Chief Financial Officer of Catalina Marketing Corp., a global leader in precision marketing specializing in the development, delivery and measurement of shopper-driven and marketing campaigns since 2005. Prior to that Mr. Frier served as Director, Chief Financial Officer and Chief Operating Officer of Mattress Discounters Inc., a bedding retailer and manufacturer from 2001 to 2005.
In connection with his appointment, Mr. Frier will be awarded shares of Company restricted stock with a target value of $900,000, 30% of which award will vest in equal tranches on each of the first four anniversaries of the date of grant and 70% of which will vest based upon attainment of performance goals. The restricted stock award will be made pursuant to the Form of Restricted Stock Award and Agreement filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the performance vesting portion of the award is consistent with the description provided in the Company’s most recent annual proxy dated April 12, 2013, in the Compensation Discussion and Analysis section, under the heading “LTIP Program for 2013-2015 Performance Cycle.” In addition, Mr. Frier has entered into the Company’s standard Change in Control Severance Agreement substantially in the form filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.
There are no family relationships between Mr. Frier and any director or executive officer of the Company, and he has no direct or indirect material interest in any transactions with the Company.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.    Description

99.1        Press Release issued by Chiquita Brands International, Inc., dated as of April 23, 2013.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIQUITA BRANDS INTERNATIONAL, INC.

Date: April 23, 2013	By:	/s/ James E. Thompson
James E. Thompson
Senior Vice President, General Counsel and
Secretary